Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events
Subsequent Events

Note 16 — Subsequent Events

In January 2011, the Company entered into an Agreement and Plan of Merger (Merger Agreement) between the Company, St. Lawrence Seaway Corporation, a Delaware corporation with offices in Norwalk, Connecticut and its subsidiary, St. Lawrence Merger Sub, Inc. (Merger Co), a Delaware corporation.  As a result, Merger Co was merged with and into the Company and the Company is the surviving subsidiary of St. Lawrence Seaway Corporation.  The Merger was an all stock-for-stock transaction.  In February 2011, the Merger Agreement was closed.

In connection with the Company becoming a public company pursuant to the Merger Agreement, in January 2011, the Company modified certain of its equity plans.  These changes included (a) fixing the exercise price of its warrants at $1,386 per share, (b) amending a provision under the Company’s restricted stock plan so that forfeiture of restricted shares would occur only if prior to a change in control, a grantee of restricted shares ceases for any reason to be employed by, or serve as a director of the Company or a subsidiary of the Company  and (c) that the implementation of the Merger Agreement would not result in a change in control for purposes of the restricted stock plan or Nytis LLC’s restricted membership interest plan.  In addition, the Company was authorized, as Manager of Nytis LLC, to offer to redeem all unvested, forfeitable restricted membership interests pursuant to the Nytis LLC restricted membership interest plan.  All of the restricted membership interests were redeemed in February 2011.

Also in February 2011, the Company entered into an Asset Purchase Agreement (APA) with The Interstate Gas Company, LLC ( a private limited liability company) and certain related parties to purchase, for $29.6 million (subject to adjustment at closing) certain oil and natural gas properties and other assets related thereto,  located in eastern Kentucky and four counties in West Virginia.  Subject to results of the Company’s due diligence, the APA is scheduled to close in April 2011.  The APA may be terminated by either party for specific reasons including if the closing does not occur on or before April 30, 2011, if the total purchase price adjustments exceed $3 million, or if either party has violated or breached any of its material agreements, representations or warranties.  If the APA is terminated due to the Company not fulfilling specific obligations under the APA, the Company will forfeit its deposit of $450,000 paid at the date of executing the APA. The purchase price of this acquisition is expected to be financed with funds obtained from our lending facility and by additional equity invested by our principal stockholders.  However, as of the date of these audited consolidated financial statements, the Company does not have commitments in place for such debt or additional equity nor has it completed its due diligence of the underlying properties of the APA.

In the first quarter of 2011, the Company reduced its payable to NEC by approximately $2.1 million, net of additions.